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                                                                  EXHIBIT 10.20

                         MEDICAL SCIENCE SYSTEMS, INC.

                           1996 EQUITY INCENTIVE PLAN

                        STOCK OPTION EXERCISE AGREEMENT

   This Exercise Agreement is made and entered into as of ________, 199_ (the "Effective Date") by and between Medical Science Systems, Inc., a Texas corporation (the "Company"), and the purchaser named below (the "Purchaser"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1996 Equity Incentive Plan (the "Plan").

PURCHASER:                 _______________________________________

SOCIAL SECURITY NUMBER:    _______________________________________

ADDRESS:                   _______________________________________

                           _______________________________________

TOTAL NUMBER OF SHARES:    _______________________________________

PURCHASE PRICE PER SHARE:  _______________________________________

TOTAL PURCHASE PRICE:      _______________________________________

OPTION NO.:                _______________________________________

DATE OF GRANT:             _______________________________________

TYPE OF OPTION (CHECK ONE): [_] INCENTIVE STOCK OPTION

                            [_] NONQUALIFIED STOCK OPTION



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     1. EXERCISE OF OPTION.

          1.1 EXERCISE. Pursuant to exercise of that certain option
("Option") granted to Purchaser under the Plan and subject to the terms and conditions of this Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the total number of shares set forth above ("Shares") of the Company's Common Stock, no par value per share, at a purchase price per share set forth above for a total purchase price set forth above (the "Purchase Price"). As used in this Agreement, the term "Shares" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

          1.2 TITLE TO SHARES. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

          _______________________________________________

          _______________________________________________

Purchaser desires to take title to the Shares as follows:

[_] Individual, as separate property
[_] Husband and wife, as community property
[_] Joint Tenants
[_] Alone or with spouse as trustee(s) of the following trust (including date):
    _____________________________________________________
    _____________________________________________________
[_] Other; please specify:_______________________________
                          _______________________________

          1.3 PAYMENT. Purchaser hereby delivers payment of the Purchase Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

[_] in cash in the amount of $__________, receipt of which is acknowledged by the Company;

[_] by cancellation of indebtedness of the Company to Purchaser in the amount of $________;

[_] at the discretion of the Committee, by delivery of __________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for at least six (6) months prior to the date hereof which have been paid for within the meaning of SEC Rule 144, if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $_______ per share;

[_] at the discretion of the Committee, by tender of a Full Recourse Promissory Note in the principal amount of $_______, secured by a Pledge Agreement of even date herewith;

[_] by the waiver hereby of compensation due or accrued for services rendered in the amount of $_____.


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     2. DELIVERY.

          2.1 DELIVERIES BY PURCHASER. Purchaser hereby delivers to the
Company (i) this Exercise Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the "Stock Powers"), both executed by Purchaser (and Purchaser's spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of
Exhibit 2 attached hereto (the "Spouse Consent") executed by Purchaser's spouse, and (iv) the Purchase Price [NOTE FOR PREPARATION OF SPECIFIC EXERCISE
AGREEMENT: USE THE FOLLOWING IF ALL OR PART OF THE PURCHASE PRICE IS PAID WITH A
NOTE: [BY DELIVERY OF A SECURED FULL RECOURSE PROMISSORY NOTE IN THE FORM OF
EXHIBIT 4 AND (V) A STOCK PLEDGE AGREEMENT IN THE FORM OF EXHIBIT 5, EXECUTED BY PURCHASER (THE "PLEDGE AGREEMENT")]

          2.2 DELIVERIES BY THE COMPANY. Upon its receipt of the Purchase
Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, to be placed in escrow as provided in Section [11] until expiration or termination of the Company's [REPURCHASE OPTION AND] Right of First Refusal described in Section[S 8 AND 9.

     3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

          3.1 AGREES TO TERMS OF THE PLAN. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

          3.2 PURCHASE FOR OWN ACCOUNT FOR INVESTMENT. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

          3.3 ACCESS TO INFORMATION. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          3.4 UNDERSTANDING OF RISKS. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (~, that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

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          3.5 NO GENERAL SOLICITATION. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

     4. COMPLIANCE WITH SECURITIES LAWS.

          4.1 COMPLIANCE WITH FEDERAL SECURITIES LAWS. Purchaser understands and acknowledges that the Shares have not been registered with the Securities and Exchange Commission ("SEC") under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to the following (the Company will check the applicable box):

          [_] the exemption provided by SEC Rule 701;

          [_] the exemption provided by SEC Rule 504;

          [_] the exemption provided by Section 4(2) of the Securities Act;

          [_] other: _________________________________________.

          4.2 COMPLIANCE WITH CALIFORNIA SECURITIES LAWS. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

     5. RESTRICTED SECURITIES.

          5.1 NO TRANSFER UNLESS REGISTERED OR EXEMPT. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          5.2 SEC RULE 144. In addition, Purchaser has been advised that
SEC Rule l44 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of two years, and in certain cases three years, after they have been purchased and paid for (within the meaning of Rule 144). [[NOTE FOR PREPARATION OF SPECIFIC EXERCISE
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AGREEMENT: USE THE FOLLOWING IF SHARES ARE PURCHASED WITH A NOTE:]
[PURCHASER UNDERSTANDS THAT SHARES PAID FOR WITH A NOTE MAY NOT BE DEEMED TO BE FULLY "PAID FOR" WITHIN THE MEANING OF RULE 144 UNLESS CERTAIN CONDITIONS ARE MET AND THAT, ACCORDINGLY, THE RULE 144 HOLDING PERIOD OF SUCH SHARES MAY NOT BEGIN TO RUN UNTIL SUCH SHARES ARE FULLY PAID FOR WITHIN THE MEANING OF RULE 144]. Purchaser understands that Rule l44 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

               5.3 SEC RULE 701. The Shares may become freely tradable by non-affiliates if issued pursuant to SEC Rule 701 promulgated under the Securities Act (under limited conditions regarding the method of sale) 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule l44.

               5.4 STATE LAW RESTRICTIONS ON TRANSFER. Purchaser understands that transfer of the Shares may be restricted by Section 260.14 l .11 of the Rules of the California Commissioner of Corporations, a copy of which is attached hereto as Exhibit 3, and that the certificate(s) representing the Shares may bear a legend to that effect.

     6.  RESTRICTIONS ON TRANSFERS.

          6.1 DISPOSITION OF SHARES. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Agreement) unless and until:


               (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

               (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

               (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that
(i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken: and

               (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in Section 4.2.

          6.2 RESTRICTION ON TRANSFER. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are
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subject to [THE COMPANY'S REPURCHASE OPTION OR] the Company's Right of First
Refusal. except as permitted by this Agreement.

          6.3 TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred shares are subject to (i) [BOTH THE COMPANY'S REPURCHASE OPTION (only with respect to Vested Shares) and] the Company's Right of First Refusal granted hereunder and
(ii) the market stand-off provisions of Section 7, to the same extent such shares would be so subject if retained by the Purchaser.

     7. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

[NOTE FOR PREPARATION OF SPECIFIC EXERCISE AGREEMENT: IF THE REPURCHASE RIGHT ALTERNATIVE IS NOT USED, REMEMBER TO RENUMBER SUBSEQUENT SECTIONS AND CHECK SECTION REFERENCES THROUGHOUT TO CONFORM TO THIS FACT, AND TO DELETE REFERENCES THROUGHOUT TO REPURCHASE OPTION]

     8. COMPANY'S REPURCHASE OPTION. The Company, or its assignee, shall have the option to repurchase the Unvested Shares (as defined in the Option) on the terms and conditions set forth in this Section (the "Repurchase Option") if Purchaser is Terminated (as defined in the Option) for any reason, or no reason, including without limitation Purchaser's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without cause.

          8.1 TERMINATION AND TERMINATION DATE. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the "Termination Date").

          8.2 EXERCISE OF REPURCHASE OPTION. At any time within ninety (90) days after the later of the Termination Date or the date the Purchaser purchased the Shares, the Company, or its assignee, may elect to repurchase the Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option as specified below.

          8.3 CALCULATION OF REPURCHASE PRICE. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) the Unvested Shares at the Purchaser's original Purchase Price Per Share (as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Common Stock of the Company occurring after the Effective Date).

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          8.4 PAYMENT OF REPURCHASE PRICE. The repurchase price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within thirty (30) days after exercise of the Repurchase Option.

          8.5 RIGHT OF TERMINATION UNAFFECTED. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser's employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without cause.]

[NOTE FOR PREPARATION OF SPECIFIC EXERCISE AGREEMENT: IF THE COMPANY'S BYLAWS ALREADY CONTAIN, AT THE DATE THE OPTION IS EXERCISED, A RIGHT OF FIRST REFUSAL ON TRANSFERS, THIS SECTION 9 WILL NOT BE NECESSARY AND SHOULD BE DELETED. IF DELETED, REMEMBER TO RENUMBER SUBSEQUENT SECTIONS AND CHECK SECTION REFERENCES THROUGHOUT TO CONFORM TO THIS FACT.]

     9. COMPANY'S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferee by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "Offered Shares") on the terms and conditions set forth in this Section (the "Right of First Refusal").

          9.1 NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("Proposed Transferee"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "Offered Price"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

          9.2 EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

          9.3 PURCHASE PRICE. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Company's Board of Directors.

          9.4 PAYMENT. Payment of the purchase price for Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion

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of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within thirty (30) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          9.5 HOLDER'S RIGHT TO TRANSFER. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such sale or other transfer is effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          9.6 EXEMPT TRANSFERS. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as determined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section Will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "immediate family" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, adopted child or grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse.

          9.7 TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First
Refusal will terminate as to all Shares on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan).]

     10. RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) [THE REPURCHASE OPTION OR] Right of First Refusal. Upon an exercise of [THE REPURCHASE OPTION OR]THE Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

     11. ESCROW. As security for Purchaser's faithful performance of this Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing Unvested Shares subject to the Repurchase Option or Shares purchased with a promissory note, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of the Repurchase Option for Unvested Shares [NOTE FOR PREPARATION OF SPECIFIC EXERCISE AGREEMENT: ADD IF SHARES ARE PLEDGED:] [PROVIDED, HOWEVER, THAT THE SHARES WILL BE RETAINED IN ESCROW SO LONG AS THEY ARE SUBJECT TO THE PLEDGE AGREEMENT].

     12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

          12.1 LEGENDS. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER, [RIGHT OF REPURCHASE] AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS

          ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE [RIGHT OF REPURCHASE AND] RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.


          The California Commissioner of Corporations may require that the following legend also be placed upon the share certificate(s) evidencing ownership of the Shares:

          IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA. EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

          12.2 STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          12.3 REFUSAL TO TRANSFER. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

     13. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF THE SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY OR IF PURCHASER IS AN INSIDER SUBJECT TO SECTION 16(b) OF THE EXCHANGE ACT, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER'S TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE. Set forth below is a brief summary as of the date of this Exercise Agreement of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXECUTING THIS OPTION OR DISPOSING OF THE SHARES.

          13.1 EXERCISE OF INCENTIVE STOCK OPTION. If the Option qualifies as an incentive stock option, there will be no regular federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Purchase Price Per Share will be treated as a tax preference item for federal income tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise as discussed further in Section 13.4 below.

          13.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If the Option does not qualify as an incentive stock option, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Purchase Price Per Share. The Company will be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          13.3 DISPOSITION OF SHARES. If the Shares are held for more than twelve months after the date of the transfer of the Shares pursuant to the exercise of the Option (and, in the case of an ISO, are disposed of more than two years after the Option Date of Grant), any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within one year of exercise or within two years after the Option Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the Purchase Price Per Share. The Company will be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          13.4 SECTION 83(b) ELECTION FOR UNVESTED SHARES. With respect to Unvested Shares, which are subject to repurchase at the original Purchase Price, Purchaser hereby acknowledges that Purchaser has been informed that, unless and election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum tax) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares. Purchaser represents that Purchaser has consulted any tax advisers Purchaser deems advisable in connection with Purchaser's purchase of the Unvested Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 5 for reference. PURCHASER HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FROM FAILURE TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

     14. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

     15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement, including its rights to repurchase Shares under [THE REPURCHASE OPTION AND] the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

     16. GOVERNING LAW: SEVERABILITV. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied TO AGREEMENTS between California residents entered into and to be performed entirely within California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     17. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one ( l ) business day after its deposit with any return receipt express courier (prepaid), or one
(l) business day after transmission by rapifax or telecopier.

     18. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     19. HEADINGS. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

     20. ENTIRE AGREEMENT. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Agreement in duplicate as of the Effective Date.

MEDICAL SCIENCE SYSTEMS, INC.               PURCHASER



By: _______________________________         _______________________________
                                            (Signature)

___________________________________         _______________________________
(Please print name)                         (Please print name)

___________________________________
(Please print title)

                [SIGNATURE PAGE TO MEDICAL SCIENCE SYSTEMS, INC.
                        STOCK OPTION EXERCISE AGREEMENT]

                                LIST OF EXHIBITS

Exhibit 1:     Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:     Spouse Consent

Exhibit 3:     California Commissioner Rule 260.141.11

Exhibit 4:     Copy of Purchaser's Check [AND/OR SECURED FULL RECOURSE
               PROMISSORY NOTE

Exhibit 5:     STOCK PLEDGE AGREEMENT]

                                    EXHIBIT 1

                           STOCK POWER AND ASSIGNMENT

                         SEPARATE FROM STOCK CERTIFICATE

                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE


     FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No.__ dated as of __________, 199_, (the "Agreement"), the undersigned hereby sells, assigns and transfers unto ______________________, shares of the Common Stock of Medical Science Systems, Inc., a Texas corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s).________ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:  ____________, 199_

                                            PURCHASER



                                            __________________________________
                                            (Signature)

                                            -------------------------------
                                            (Please Print Name)

                                            -------------------------------
                                            (Spouse's Signature, if any)

                                            -------------------------------
                                            (Please Print Spouse's Name)



INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon [A DEFAULT UNDER PURCHASER'S NOTE AND TO] exercise of its ["REPURCHASE OPTION" AND/OR "RIGHT OF FIRST REFUSAL"] set forth in the Agreement without requiring additional signatures on the part of the PURCHASER [OR PURCHASER'S SPOUSE].

                                    EXHIBIT 2

                                 SPOUSE CONSENT

                                 SPOUSE CONSENT


     The undersigned spouse of Purchaser has read, understands, and hereby approves the Stock Option Exercise Agreement (the "Agreement") between Purchaser and Medical Science Systems, Inc. (the "Company"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Date:  ____________                         ____________________
                                            Signature of Purchaser's Spouse

                             Printed Name:  ____________________
                             Address:       ____________________
                                            ____________________

                                    EXHIBIT 3
                     CALIFORNIA COMMISSIONER RULE 260.141.11

(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

(1)   to the issuer;

(2)   pursuant to the order or process of any court;

(3)   to any person described in Subdivision (i) of Section 25102 of the Code or
      Section 260.105.14 of these rules:

(4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

(5)   to holders of securities of the same class of the same issuer;

(6)   by way of gift or donation intervivos or on death;

(7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

(8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

(9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

(10) by way of a sale qualified under Section 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

(11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

(12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

(13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this slate;

(14) to the State Controller pursuant to the Unclaimed Property Law or the administrator of the unclaimed property law of another state; or

(15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule,
      (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

(16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

(17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirements of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

      IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFORE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                                    EXHIBIT 4

                        COPY OF PURCHASER'S CHECK [AND/OR
                     SECURED FULL RECOURSE PROMISSORY NOTE]

                      SECURED FULL RECOURSE PROMISSORY NOTE

                         ___________________, California

$ _________________                                             _________, 199_

     1. OBLIGATION. In exchange for the issuance to the undersigned ("Purchaser") of ________ shares (the "Shares") of the Common Stock of Medical Science Systems, Inc., a Texas corporation (the "Company"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before _______________, 199_, at the Company's principal place of business at _______________, California __________, or at such other place as the Company may direct, [ALTERNATIVE FOR PREPARATION OF SPECIFIC PROMISSORY NOTE:] [IN INSTALLMENTS AS HEREINAFTER SET FORTH] the principal sum of ____________ Dollars ($______) together with interest compounded semi-annually on the unpaid principal at the rate of __________ percent (____%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. [NOTE FOR PREPARATION OF SPECIFIC PROMISSORY NOTE: IF NOTE WILL BE PAID IN INSTALLMENTS ADD FOLLOWING:] [THE PRINCIPAL SUM WILL BE PAYABLE IN SUCCESSIVE [MONTHLY] [QUARTERLY] [ANNUAL] INSTALLMENTS OF $_____ EACH, EACH DUE AND PAYABLE ON [IF MONTHLY: THE FIRST DAY OF EACH CALENDAR MONTH BEGINNING __________, 19___ [IF QUARTERLY: MARCH 31, JUNE 30, SEPTEMBER 30 AND DECEMBER
31 OF EACH YEAR] [IF ANNUALLY: EACH SUCCESSIVE ANNIVERSARY OF THE DATE OF THIS NOTE] AND ALL PAYMENTS OF ACCRUED INTEREST WILL BE PAYABLE WITH EACH INSTALLMENT OF PRINCIPAL.]

     2. SECURITY. Payment of this Note is secured by a security interest in the Shares granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge Agreement"). This Note is being tendered by Purchaser to the Company as part of the purchase price of the Shares pursuant to that certain Stock Option Exercise Agreement between Purchaser and the Company dated of even date with this Note (the "Purchase Agreement").

     3. DEFAULT: ACCELERATION OF OBLIGATION. Purchaser will be deemed to be in default under this Note and the principal sum of this Note, together with all interest accrued thereon, will immediately become due and payable in full: (a) upon Purchaser's failure to make any payment when due under this Note; (b) in the event Purchaser is Terminated (as defined in the Company's 1996 Equity Incentive Plan) for any reason; [ALTERNATIVE FOR PREPARATION OF SPECIFIC PROMISSORY NOTE:] [(c) UPON ANY TRANSFER OF ANY OF THE SHARES (EXCEPT A TRANSFER TO THE COMPANY);] (d) upon the filing by or against Purchaser of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; or (e) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

     4. REMEDIES ON DEFAULT. Upon any default of Purchaser under this Note, the Company will have, in addition to its rights and remedies under this Note and the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

     5. PREPAYMENT. Prepayment of principal and/or interest due under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, all payments will be made in lawful tender of the United States and will be applied first to the payment of accrued interest, and the remaining balance of such payment, if any, will then he applied to the payment of principal. If Purchaser prepays all or a portion of the principal amount of this Note, the Shares paid for by the portion of principal so paid will continue to be held in pledge under the Pledge Agreement to serve as independent collateral for the outstanding portion of this Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with this Note unless Purchaser notifies the Company in writing otherwise and the Company consents to release of the Shares from the Pledge Agreement.

     6. GOVERNING LAW: WAIVER. The validity, construction and performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

     7. ATTORNEYS' FEES. If suit is brought for collection of this Note, Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

     8. RULE 144 HOLDING PERIOD. PURCHASER UNDERSTANDS THAT THE HOLDING
PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (A) THE PURCHASE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (B) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).


       IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written

____________________________________         __________________________________
Purchaser's Name [type or print]             Purchaser's Signature

                [SIGNATURE PAGE TO MEDICAL SCIENCE SYSTEMS, INC.
                     SECURED FULL RECOURSE PROMISSORY NOTE]

                                    EXHIBIT 5

                             STOCK PLEDGE AGREEMENT

                             STOCK PLEDGE AGREEMENT

This Agreement is made and entered into as of __________, 199_ between Medical Science Systems, Inc., a Texas corporation (the "Company"), and
__________________________("Pledgor").

                                    RECITALS

          A. In exchange for Pledgor's Secured Full Recourse Promissory
Note to the Company of even date herewith (the "Note"), the Company has issued and sold to Pledgor ______ shares of its Common Stock, no par value per share (the "Shares"), pursuant to the terms and conditions of that Stock Option Exercise Agreement between the Company and Pledgor of even date herewith (the "Purchase Agreement").

          B. Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Agreement.

          NOW, THEREFORE, the parties agree as follows:

          1. CREATION OF SECURITY INTEREST. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in the Shares as collateral to secure the payment of Pledgor's obligation to the Company under the Note. Pledgor herewith delivers to the Company Common Stock certificate(s) No(s)._________, representing all the Shares, together with one stock power for each certificate in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Agreement, the Shares pledged to the Company hereby, together with any additional collateral pledged pursuant to Sections 5 and 6 hereof, will hereinafter be collectively referred to as the "Collateral." Pledgor agrees that the Collateral pledged to the Company will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Agreement, Escrow Holder will act solely for the Company as its agent.

          2. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Agreement. Pledgor further agrees that, until the entire principal sum and all accrued interest due under the Note has been paid in full, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral.

          3. RIGHTS ON DEFAULT. In the event of default (as defined in the Note) by Pledgor under the Note, the Company will have full power to sell, assign and deliver the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Commercial Code.

          4. ADDITIONAL REMEDIES. The rights and remedies granted to the Company herein upon default under the Note will be in addition to all the rights, powers and remedies of the Company under the California Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right. power or remedy hereunder will not preclude the further exercise thereof.

          5. DIVIDENDS: VOTING. All dividends hereinafter declared on or payable with respect to the Collateral during the term of this pledge (excluding only ordinary cash dividends, which will be payable to Pledgor so long as Pledgor is not in default under the Note) will be immediately delivered to the Company to be held in pledge under this Agreement. Notwithstanding this Agreement, so long as Pledgor owns the Shares and is not in default under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

          6. ADJUSTMENTS. In the event that during the term of this pledge, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be immediately pledged to the Company to be held under the terms of this Agreement in the same manner as the Collateral is held hereunder.

          7. RIGHTS UNDER PURCHASE AGREEMENT. Pledgor understands and agrees that the Company's rights to repurchase the Collateral under the Purchase Agreement, if any, will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid during such period of time, and that to the extent that the Note is not paid during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

          8. REDELIVERY OF COLLATERAL. Upon payment in full of the entire principal sum and all accrued interest due under the Note, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Agreement will terminate; provided, however, that all rights of the Company to retain possession of the Shares pursuant to the Purchase Agreement will survive termination of this Agreement.

          9. SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

          10. GOVERNING LAW: SEVERABILITV. This Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

          11. MODIFICATION: ENTIRE AGREEMENT. This Agreement will not be amended without the written consent of both parties hereto. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

MEDICAL SCIENCE SYSTEMS, INC.               PLEDGOR

By:____________________________             _______________________________
                                            (Signature)

_______________________________             _______________________________
(Please print name)                         (Please print name)

_______________________________
(Please print title)







                [SIGNATURE PAGE TO MEDICAL SCIENCE SYSTEMS, INC.
                            STOCK PLEDGE AGREEMENT]